[PIONEER LOGO]


Pioneer
International Growth
Fund

SEMIANNUAL REPORT 5/31/98

 T a b l e  o f  C o n t e n t s
--------------------------------------------------------------------------------


 Letter from the Chairman                                      1
 Portfolio Summary                                             2
 Performance Update                                            3
 Portfolio Management Discussion                               6
 Schedule of Investments                                       9
 Financial Statements                                         21
 Notes to Financial Statements                                28
 Report of Independent Public Accountants                     35
 Trustees, Officers and Service Providers                     36
 Retirement Plans from Pioneer                                37

 Pioneer International Growth Fund

 LETTER FROM THE CHAIRMAN 5/31/98


 D e a r  S h a r e o w n e r ,
--------------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer International Growth Fund, covering the six months ended May 31, 1998. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

The global market place continues to be a varied and exciting venture for investors, full of potential and risk. Nowhere is it more important for investors to understand the benefits of long-term investing and the advantages of value investing.

Europe, once considered a collection of second-tier economies, has rafted itself together with a common currency and a common purpose - to compete successfully in the global market place. Now in favor with investors, European stock prices have risen to all-time highs.

On the other hand, Japan - the world's second-largest economy, once thought to be an unstoppable economic titan - has fallen on hard times. A national banking crisis has dragged down its economy and the yen, bringing with it the rest of Asia. Investor confidence in the region has fallen, leaving many Asian companies with underpriced securities and excellent business potential.

How does an international investor choose? Your Fund's portfolio management team chooses by relying on the advantages of value investing. They compare stock prices to their own research, which reveals the strength of the underlying company's business fundamentals. Of course, the results of value investing often make themselves known over years, not months.

I encourage you to read on to learn more about your Fund. Please contact your investment professional, or us at 1-800-225-6292, if you have questions about Pioneer International Growth Fund.



Respectfully,


/s/ John F. Cogan, Jr.
----------------------
John F. Cogan, Jr.,
Chairman and President

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 PORTFOLIO SUMMARY 5/31/98


 P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

                       International Common Stocks 84.5%



Rights &                      [Pie Graphic]                  Depositary Receipts
Warrants 0.1%                                                for International
                                                             Stocks 7.0%

    International                                        Short-Term Cash
    Preferred Stocks 3.7%                                Equivalents 4.7%

 G e o g r a p h i c a l   D i s t r i b u t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

United Kingdom 12.9%                  Austria 2.5%
Finland 6.3%                          Italy 2.4%
France 5.6%                           Norway 2.3%
Netherlands 5.6%                      Australia 2.1%
Israel 5.2%                           Belgium 1.6%
Brazil 5.0%                           Philippines 1.1%
South Korea 4.6%                      Denmark 1.0%
Germany 4.6%                          Czech Republic 1.0%
Hong Kong 4.5%                        Indonesia 0.8%
Sweden 4.3%                           Mexico 0.8%
Singapore 4.1%                        South Africa 0.6%
India 4.0%                            Turkey 0.6%
Thailand 3.2%                         Argentina 0.5%
Spain 3.1%                            New Zealand 0.5%
Malaysia 3.0%                         China 0.3%
Switzerland 2.8%                      Peru 0.2%
Japan 2.8%                            Greece 0.1%

 1 0  L a r g e s t  H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


 1. Arriva Plc              2.07%   6. Samsung Display Devices Co. 1.47%
 2. TT Group Plc            1.73    7. Astra AB                    1.40
 3. NV Koninklije KNP BT    1.56    8. Schmalbach Lubeca AG        1.37
 4. Schibsted ASA           1.52    9. Telecom Italia SpA          1.25
 5. Hunter Douglas NV       1.51   10. Louis Dreyfus Citrus        1.24

Fund holdings will vary for other periods.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 5/31/98                            CLASS A SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                   5/31/98         11/30/97
                            $20.60          $23.66

Distributions per Share     Income          Short-Term          Long-Term
(11/30/97-5/31/98)          Dividends       Capital Gains       Capital Gains
                            $1.154          $2.387              $0.995

 I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------

 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


 Average Annual Total Returns
 (As of May 31, 1998)

                Net Asset     Public Offering
 Period         Value           Price*
 Life-of-Fund   15.41%          14.09%
 (3/25/93)
 5 Years        14.28           12.93
 1 Year          6.28            0.17


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[mountain chart]

Growth of $10,000+

                    Pioneer              MSCI
                    International        EAFE
                    Growth Fund*         Index
   03/31/93          9425                10000
   05/31/93         10170                11180
   11/30/93         13134                11040
   05/31/94         14807                12697
   11/30/94         14451                12679
   05/31/95         13892                13324
   11/30/95         15002                13638
   05/31/96         17153                14746
   11/30/96         16713                15242
   05/31/97         18650                15858
   11/30/97         18263                15181
   05/31/98         19821                17619


+ Index comparison begins March 31, 1993. The MSCI EAFE (Europe, Australasia,
  Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Portugal, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 5/31/98                                     CLASS B SHARES

 S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  5/31/98         11/30/97
                            $20.07          $23.09

 Distributions per Share    Income          Short-Term          Long-Term
 (11/30/97-5/31/98)         Dividends       Capital Gains       Capital Gains
                            $0.996          $2.387              $0.995


 I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


 Average Annual Total Returns
 (As of May 31, 1998)

                   If          If
 Period          Held      Redeemed*
 Life-of-Fund    7.63%       7.27%
 (4/4/94)
 1 Year          5.44        2.06

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[mountain chart]

Growth of $10,000+

                    Pioneer               MSCI
                    International         EAFE
                    Growth Fund*          Index
   04/30/94         10000                 10000
   05/31/94         10087                  9943
   08/31/94         10329                 10421
   11/30/94          9803                  9928
   02/28/95          9002                  9579
   05/31/95          9388                 10433
   08/31/95         10247                 10473
   11/30/95         10102                 10679
   02/29/96         10966                 11193
   05/31/96         11506                 11546
   08/31/96         10884                 11297
   11/30/96         11157                 11935
   02/28/97         11941                 11555
   05/31/97         12401                 12417
   08/31/97         12701                 12319
   11/30/97         12099                 11887
   02/28/98         13395                 13344
   05/31/98         12892                 13796

+ Index comparison begins April 30, 1994. The MSCI EAFE (Europe, Australasia,
  Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 5/31/98                                    CLASS C SHARES

 S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  5/31/98         11/30/97
                            $19.86          $22.90

  Distributions per Share   Income          Short-Term          Long-Term
 (11/30/97 -5/31/98)        Dividends       Capital Gains       Capital Gains
                             $1.030            $2.387              $0.0995


 I n v e s t m e n t R e t u r n s
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


 Average Annual Total Returns
 (As of May 31, 1998)

                 If         If
 Period         Held     Redeemed*
 Life-of-Fund   8.38%      8.38%
 (1/31/96)
 1 Year         5.57       5.57

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[mountain chart]

Growth of $10,000

                     Pioneer             MSCI
                     International       EAFE
                     Growth Fund*        Index
   01/31/96         10000               10000
   02/29/96         10076               10034
   05/31/96         10588               10351
   08/31/96         10023               10127
   11/30/96         10275               10699
   02/28/97         10998               10358
   05/31/97         11425               11131
   08/31/97         11702               11044
   11/30/97         11143               10656
   02/28/98         12353               11962
   05/31/98         12061               12368


  The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 5/31/98


 D e a r  S h a r e o w n e r ,
--------------------------------------------------------------------------------


 Halfway through its fiscal year, Pioneer International Growth Fund has already navigated through enough economic and political "events" to last a lifetime. All-time bear markets, bull markets, nuclear detonations and political unrest were just a few of the global events that affected your Fund and illustrated some of the risks associated with international investing. In the end, the Fund's Class A Shares, at net asset value, returned a solid 8.53% for the six months through May 31, 1998. Class B Shares returned 8.08% and Class C Shares 8.24%, also at net asset value. However, the unique combination of an extreme Asian bear market and one of Europe's greatest bull runs ever led our fundamental investment strategy to underperform the 16.06% return of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index. During the semiannual period, the Fund also underperformed the 17.27% average return of the 525 funds in the Lipper International Funds category. (Lipper Analytical Services, Inc. is an independent firm that tracks mutual fund performance.)

 Investing for the Long-Term
 Our investment strategy for the Fund relies on a value-oriented approach that favors stocks that are inexpensive relative to the company's financial health and business prospects. This, and our traditional 25% weighting in emerging markets, slowed the Fund's performance during the period. Instead of wholly migrating to the established markets of Europe - where stocks now have some of the highest valuations in 30 years - we followed our value investing discipline to Asia's emerging markets. We found compelling values there among companies still standing after the winter's devastating market slide.

 This strategy worked well over the first half of the semiannual period but then proved costly in the last three months. Asian emerging markets reeled from the economic fallout of nuclear detonations in India, political unrest throughout the region and lackluster performance from two economic drivers, China and Japan. Even so, we believe the fundamentals

 Pioneer International Growth Fund
--------------------------------------------------------------------------------


 will support our investment decisions in the long-term. Looking at the five-year period through May 31, 1998, we see a much different result in the comparison between your Fund's 14.28% average annual total return at net asset value and the Lipper International category average of 11.98%.


 The European Bull
 Over the course of the period we shifted about 5% of the Fund's assets from emerging markets into the more established markets of Europe to take advantage of the continuing bull market and reduce the volatility of portfolio weighting in Asia's developing nations.

 Although the Fund's weighting in Europe (55% of equity holdings) was relatively light, we did find success there. Across the European region, the telecommunications industry did well for the Fund. Telefonica de Espana and Telecom Italia were winners, as was Nokia of Finland. Positive expectations for Telefonica de Espana continue as the Spanish telecom company positions itself to acquire a substantial piece of Telecomunicacoes Brasileiras, the soon-to-be privatized Brazilian phone monopoly. Analysts expect prices at this summer's break-up sale will be relatively cheap compared to the market potential for telephone service in Brazil.

 Across Europe, Italy outperformed all other markets by gaining over 50% in the last six months; Spain and Finland followed closely with 47% each. Holdings from these three countries comprised nearly 12% of your Fund's equity investment at the end of the period. Overall, though, the Fund's relatively large weighting in the United Kingdom (13%) versus the Continent (42%) restrained the portfolio's performance. The U.K. market, as a whole, performed less than one-half as well as its counterparts on the Continent. The United Kingdom-based utility company, Scottish Power, up 50%, was a pleasant exception to that rule.

 The Asian Bear
 In Asia, where we placed approximately two-thirds of the Fund's emerging markets investments, we were surprised by the extent of the poor performance of Japan and China. We had hoped Japan would lead Pacific Rim economies to recovery and restore investor confidence in the region, but its inability to effec-

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 5/31/98                          (continued)


 tively handle its banking crisis had just the opposite effect. The yen fell, putting pressure on other Asian nations to devalue their currencies and making it harder for companies in other countries to compete. Combined with the sluggish economy of China and political unrest throughout Asia, investors shied away from the region and the Fund's investments suffered.

 The Fund's few Japanese investments actually posted gains during the period. Our focus in the beleaguered economy has been on exporters such as Sony and Canon as a hedge against the devaluing yen. Hedging against devaluing currencies with exporters worked as well in other countries such as Korea, especially Samsung Display Devices.

 Should prices continue to drop and long-term business potential look strong, we will take advantage of these markets by investing in countries whose governments foster good economic policy. Korea and Thailand are current examples of countries making the hard choices that should benefit their economies in the future.


 Outlook
 As we move into the second half of the Fund's fiscal year, anticipation of a common European currency, lower inflation and increased consumer confidence continue to drive Europe's dynamic economy. We are prepared to continue shifting assets to the Continent when we can find compelling value.

 However, we remain committed to the world's emerging markets. We expect to maintain substantial weighting in emerging markets, a large portion of that in Asia. We continue to have confidence in our fundamental investment philosophy and believe that for the long-term investor, Pioneer International Growth Fund may hold tremendous value for the coming years.


 Respectfully,


/s/ Norman Kurland
------------------
Norman Kurland,
Portfolio Manager

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 5/31/98



Principal
Amount                                                                        Value
                  INVESTMENT IN SECURITIES - 95.3%
                  CONVERTIBLE CORPORATE BOND - 0.0%
$ 1,912,000       Bangkok Land Public Co., Ltd., 4.5%, 10/13/03          $   181,640
                                                                        -----------
                  Total Convertible Corporate Bond
                  (Cost $1,393,400)                                      $   181,640
                                                                        -----------
Shares
                  PREFERRED STOCKS - 4.1%
  4,300,000       Banco Itau SA                                          $ 2,561,082
  1,690,000       Companhia Riograndense de Telecomunicacoes               1,822,102
    273,480       L.G. Electronics Inc.                                      765,550
 13,800,000       Petroleo Brasileiro SA                                   2,699,765
     51,000       Samsung Display Devices Co.                                713,819
      5,175       Suedzucker AG                                            3,538,462
     21,000       Telecomunicacoes Brasileiras SA (Sponsored A.D.R.)       2,239,125
 15,900,000       Telecomunicacoes de Sao Paulo SA                         3,414,747
 15,900,000       Telecomunicacoes de Sao Paulo SA (Class B)*              1,472,350
    193,250       Usinas Siderurgicas de Minas Gerais SA                   1,060,262
                                                                         -----------
                  Total Preferred Stocks
                  (Cost $22,226,196)                                     $20,287,264
                                                                         -----------
                  COMMON STOCKS - 91.1%
                  Basic Materials - 8.0%
                  Agricultural Products - 1.2%
     31,500       Daesang Corp.                                          $   701,616
  3,918,000       IOI Corporation Bhd.                                     2,639,036
 18,746,000       London Sumatra Indonesia+                                2,322,513
                                                                         -----------
                                                                         $ 5,663,165
                                                                         -----------
                  Chemicals (Specialty) - 0.0%
     12,259       Reliance Industries Ltd.                               $    48,889
                                                                         -----------
                  Construction (Cement & Aggregates) - 0.1%
     10,600       Siam Cement Public Co., Ltd.                           $    84,768
     95,774       Siam City Cement Co., Ltd.                                 160,058
                                                                         -----------
                                                                         $   244,826
                                                                         -----------
                  Containers & Packaging (Paper) - 1.8%
     95,700       Gerresheimer Glas AG                                   $ 1,474,990
    383,000       Malaysian Pacific Industries Bhd.                          971,146
     23,950       Schmalbach Lubeca AG                                     6,389,351
                                                                         -----------
                                                                         $ 8,835,487
                                                                        -----------

The accompanying notes are an integral part of these financial statements.    9

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 5/31/98                          (continued)



Shares                                                          Value
                Gold & Precious Metals & Mining - 0.9%
     5,300      Anglogold Ltd.                            $   263,359
    67,000      Anglogold Ltd. (A.D.R.)                       335,000
    37,018      Gold Fields Ltd.*                             215,559
 2,160,715      Orogen Minerals Ltd.                        3,788,815
                                                          -----------
                                                          $ 4,602,733
                                                          -----------
                Iron & Steel - 1.2%
    74,000      Boehler - Uddeholm AG                     $ 5,710,988
     9,700      Pohang Iron & Steel Co.                       398,599
                                                          -----------
                                                          $ 6,109,587
                                                          -----------
                Metals & Mining - 0.3%
 2,745,000      M.I.M. Holdings Ltd.                      $ 1,426,817
                                                          -----------
                Paper & Forest Products - 2.5%
 2,219,500      PT Indah Kiat Pulp & Paper Corp.          $   363,370
 1,428,000      Jaya Tiasa Holdings Bhd.                    1,875,429
   250,000      NV Koninklije KNP BT                        7,272,320
    92,000      UPM-Kymmene Corp.                           2,680,287
                                                          -----------
                                                          $12,191,406
                                                          -----------
                Total Basic Materials                     $39,122,910
                                                          -----------
                Capital Goods - 13.5%
                Electrical Equipment - 1.6%
     6,427      Dae Duck Electronics Co.                  $   315,071
   230,000      GP Batteries International Ltd.               508,212
       950      SAIA-Burgess Electronics AG*                  272,454
   193,605      Samsung Display Devices Co.                 6,863,865
                                                          -----------
                                                          $ 7,959,602
                                                          -----------
                Engineering & Construction - 2.7%
   288,000      Ashtead Group Plc                         $ 1,289,342
   196,000      Larsen & Toubro (G.D.R.)                    2,494,100
   520,000      Leighton Holdings Ltd.                      1,758,510
    35,000      Technip                                     5,019,221
       200      Unitech Ltd.                                      228
    18,650      VA Technologies AG                          2,525,464
                                                          -----------
                                                          $13,086,865
                                                          -----------
                Machinery (Diversified) - 2.4%
     2,450      GEA AG                                    $   995,516
    22,400      KCI Konecranes International Ltd.           1,152,361
    35,300      Sampo Insurance Co., Ltd.                   1,627,238
   140,000      Siebe Plc                                   3,488,374


10   The accompanying notes are an integral part of these financial statements.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------


Shares                                                                         Value
    241,000      Valmet Corp.                                            $ 4,221,600
                                                                         -----------
                                                                         $11,485,089
                                                                         -----------
                 Manufacturing (Diversified) - 4.0%
    316,000      ALFA, SA de CV                                          $ 1,481,474
  1,222,000      BTR Plc                                                   4,028,190
  1,000,000      Metro Pacific Corp.*                                         41,432
     26,400      Plettac AG                                                3,891,383
  1,421,000      Powerscreen International Plc                             2,252,117
  1,335,800      TT Group Plc                                              8,097,305
                                                                         -----------
                                                                         $19,791,901
                                                                         -----------
                 Office Equipment & Supplies - 1.7%
     59,000      Canon, Inc.                                             $ 1,405,878
     80,500      Koninklije Ahrend NV                                      2,585,863
     57,641      Samas-Groep NV                                            4,284,990
                                                                         -----------
                                                                         $ 8,276,731
                                                                         -----------
                 Trucks & Parts - 1.1%
      2,360      Bucher Holding AG                                       $ 3,320,467
     88,300      Svedala Industri AB                                       2,174,461
                                                                         -----------
                                                                         $ 5,494,928
                                                                         -----------
                 Total Capital Goods                                     $66,095,116
                                                                         -----------
                 Communication Services - 7.0%
                 Cellular/Wireless Telecommunications - 1.5%
      8,500      Advanced Services Co., Ltd.                             $    46,299
     11,983      SK Telecom                                                5,668,687
    285,000      Telecom Italia Mobile SpA                                 1,034,300
    759,600      United Communication Industry Public Co., Ltd.*             380,834
                                                                         -----------
                                                                         $ 7,130,120
                                                                         -----------
                 Telephone - 5.5%
      3,000      Hellenic Telecommunication Organization SA              $    88,076
     69,700      Mahanagar Telephone Nigam Ltd.*                             382,890
    213,300      Mahanagar Telephone Nigam Ltd. (G.D.R.)*                  2,799,562
         25      NTT Data Corp.                                            1,003,683
  5,138,000      Technology Resources Industries Bhd.                      3,728,030
 24,858,000      Telecomunicacoes Brasileiras SA                           2,118,150
    775,488      Telecom Italia SpA                                        5,860,272
  1,582,100      TelecomAsia Corp. Public Co., Ltd.*                         450,462
     78,500      Telefonica de Argentina SA (Class B) (Sponsored A.D.R.)   2,556,156
     76,909      Telefonica de Espana SA                                   3,435,658


The accompanying notes are an integral part of these financial statements.   11

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 5/31/98                                   (continued)


Shares                                                                     Value
                Telephone - (continued)
   404,600      Videsh Sanchar Nigam Ltd. (G.D.R.)                   $ 4,804,625
                                                                     -----------
                                                                     $27,227,564
                                                                     -----------
                Total Communication Services                         $34,357,684
                                                                     -----------
                Consumer Cyclicals - 14.3%
                Auto Parts & Equipment - 0.0%
   151,000      Thai Rung Union Car Public Co., Ltd.                 $    94,398
                                                                     -----------
                Building Materials - 2.6%
   252,010      Asko OY                                              $ 5,413,524
   354,000      Cemex SA de CV (Class B)*                              1,737,891
    64,700      Koramic Building Products SA                           4,677,956
   144,000      Williams Plc                                           1,030,533
                                                                     -----------
                                                                     $12,859,904
                                                                     -----------
                Homebuilding - 0.4%
23,189,000      DMCI Holdings Inc.*                                  $ 1,375,920
 1,768,200      Land & House Public Co., Ltd.*                           424,648
   462,900      Property Perfect Public Co., Ltd.*                        16,045
                                                                     -----------
                                                                     $ 1,816,613
                                                                     -----------
                Household Furniture & Appliances - 1.7%
     5,150      Forbo Holding AG                                     $ 2,936,602
    69,000      Moulinex*                                              1,954,789
    24,800      Ryohin Keikaku Ltd.                                    2,220,521
    13,000      Sony Corp.                                             1,098,274
                                                                     -----------
                                                                     $ 8,210,186
                                                                     -----------
                Leisure Time (Products) - 0.3%
    57,150      Bajaj Auto Ltd.                                      $   845,587
     9,850      KTM Motorradholding AG                                   713,967
                                                                     -----------
                                                                     $ 1,559,554
                                                                     -----------
                Lodging (Hotels) - 0.1%
   196,000      Overseas Union Enterprise Ltd.                       $   253,998
                                                                     -----------
                Publishing - 0.2%
    23,436      Grupo Anaya SA                                       $   881,460
                                                                     -----------
                Publishing (Newspapers) - 0.3%
 1,005,000      Star Publications                                    $ 1,291,142
                                                                     -----------
                Retail (Department Stores) - 0.8%
67,318,500      PT Matahari Putra Prima                              $ 1,191,478
   570,000      Storehouse Plc                                         2,598,762
                                                                     -----------
                                                                     $ 3,790,240
                                                                     -----------


12   The accompanying notes are an integral part of these financial statements.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------


Shares                                                                    Value
                 Retail (Specialty) - 3.0%
  1,330,000      Arriva Plc                                         $ 9,691,961
    719,000      Carpetright Plc                                      3,735,779
  1,134,300      MFI Furniture Group Plc                              1,482,665
                                                                    -----------
                                                                    $14,910,405
                                                                    -----------
                 Retail (Specialty-Apparel) - 0.7%
 16,442,000      Giordano International Ltd.                        $ 3,437,352
                                                                    -----------
                 Services (Commercial & Consumer) - 2.4%
     29,625      Falck AS                                           $ 1,677,816
     22,500      Hagemeyer NV                                         1,009,174
  1,647,800      Jasmine International Public Co., Ltd.                 407,972
112,002,000      Net Holding AS*+                                     2,688,395
    248,000      Select Appointments Holdings Plc                     3,561,769
     70,400      Stork NV                                             2,555,481
                                                                    -----------
                                                                    $11,900,607
                                                                    -----------
                 Textiles (Apparel) - 0.6%
     28,000      Adolfo Dominguez SA*                               $   944,111
     60,700      Fila Holding SpA (Sponsored A.D.R.)*                 1,069,838
  4,955,000      Goldlion Holdings Ltd.                               1,087,043
         16      Super Spinning Mills (New Shares)*                          16
                                                                    -----------
                                                                    $ 3,101,008
                                                                    -----------
                 Textiles (Home Furnishings) - 1.2%
     47,773      Chargeurs International SA                         $ 3,954,867
     65,000      Industrie Natuzzi SpA (Sponsored A.D.R.)             1,901,250
                                                                    -----------
                                                                    $ 5,856,117
                                                                    -----------
                 Total Consumer Cyclicals                           $69,962,984
                                                                    -----------
                 Consumer Staples - 11.8%
                 Beverages (Non-Alcoholic) - 1.2%
    155,890      Louis Dreyfus Citrus                               $ 5,810,374
                                                                    -----------
                 Broadcasting (Television/Radio/Cable) - 2.9%
    789,100      Benpres Holdings Corp. (G.D.R.)*                   $ 2,663,213
    205,100      Central European Media Enterprises Ltd.*             4,666,025
    442,000      Schibsted ASA                                        7,097,904
                                                                    -----------
                                                                    $14,427,142
                                                                    -----------
                 Distributors (Food & Health) - 0.7%
     66,500      Gehe AG                                            $ 3,555,612
                                                                    -----------


The accompanying notes are an integral part of these financial statements.   13

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 5/31/98                                   (continued)

Shares                                                                 Value
                 Entertainment - 1.3%
     13,730      Pathe SA                                        $ 2,597,754
    127,300      Pearson Plc                                       2,335,787
     23,900      PolyGram NV                                       1,293,016
                                                                 -----------
                                                                 $ 6,226,557
                                                                 -----------
                 Foods - 2.2%
     28,800      Delta Dairy SA                                  $   439,298
  1,045,000      Grupo Industrial Maseca SA de CV                    594,773
     73,200      Huhtamaki (Series I)                              4,035,698
 10,970,000      JG Summit Holding, Inc. (Series B)                  695,795
     17,000      Raisio Group Plc                                  3,181,642
    524,300      Thai Union Frozen Products Public Co., Ltd.       1,856,274
    295,500      Universal Robina Corp.                               52,903
                                                                 -----------
                                                                 $10,856,383
                                                                 -----------
                 Household Products (Non-Durables) - 1.6%
    138,000      Hunter Douglas NV                               $ 7,033,639
     62,100      Vidrala SA                                          844,118
                                                                 -----------
                                                                 $ 7,877,757
                                                                 -----------
                 Restaurants - 0.5%
     54,800      Compass Group Plc                               $ 1,114,744
  1,165,000      Kentucky Fried Chicken Bhd.                       1,363,388
                                                                 -----------
                                                                 $ 2,478,132
                                                                 -----------
                 Retail Stores (Food Chains) - 1.0%
     13,070      Circle K Japan Co., Ltd.                        $   480,369
  1,325,000      Dairy Farms International Holdings Ltd.           1,457,500
     39,400      Delhaize-Le Lion, SA*                             2,704,132
                                                                 -----------
                                                                 $ 4,642,001
                                                                 -----------
                 Services (Facilities & Environment) - 0.3%
    100,300      Jaakko Poyry Group                              $ 1,220,622
                                                                 -----------
                 Services (Rentals) - 0.1%
      7,900      ORIX Corp.                                      $   513,965
                                                                 -----------
                 Total Consumer Staples                          $57,608,545
                                                                 -----------
                 Energy - 3.7%
                 Oil (International Integrated) - 0.8%
     14,300      Elf Aquitaine                                   $ 1,986,178
    267,000      Sasol Ltd.                                        2,124,847
                                                                 -----------
                                                                 $ 4,111,025
                                                                 -----------

14  The accompanying notes are an integral part of these financial statements.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------


Shares                                                                      Value
              Oil & Gas (Exploration & Production) - 0.5%
1,187,000     Cultus Petroleum NL*                                    $ 1,278,577
  156,000     Oil & Natural Gas Commission Ltd.                           942,742
                                                                      -----------
                                                                      $ 2,221,319
                                                                      -----------
              Oil & Gas (Refining & Marketing) - 2.4%
  217,000     Bharat Petroleum Corp., Ltd.                            $ 1,844,370
  177,900     ENI SpA                                                   1,257,848
  138,900     Hindustan Petroleum Corp., Ltd.                           1,223,921
   98,500     Repsol SA                                                 5,472,583
   15,600     Total SA (Class B)                                        1,937,289
                                                                      -----------
                                                                      $11,736,011
                                                                      -----------
              Total Energy                                            $18,068,355
                                                                      -----------
              Financial - 10.3%
              Banks (Major Regional) - 6.3%
  167,400     Banco Wiese Ltd. (Sponsored A.D.R.)                     $   795,150
1,194,000     Bangkok Bank Ltd.                                         2,438,846
1,427,000     Dao Heng Bank Ltd.                                        3,056,936
   21,000     DePfa-Bank                                                1,680,706
  921,220     Development Bank of Singapore Ltd.                        5,556,478
4,162,200     Dhana Siam Finance and Securities Public Co., Ltd.*         350,371
   33,950     Fastighets AB (Balder Units)*                                     0
  190,148     Housing & Commercial Bank                                   782,207
   53,200     HSBC Holding Plc                                          1,396,425
5,522,000     JCG Holdings Ltd.                                         1,674,629
  542,831     Kookmin Bank                                              2,680,412
2,247,600     National Finance Public Co., Ltd.*                          584,298
  931,400     Overseas-Chinese Banking Corp., Ltd.                      3,698,901
  220,300     Skandia Enskilda Banken                                   3,668,247
    1,000     State Bank of India Ltd.                                      5,810
   33,950     Svenska Handelbanken                                      1,429,510
  719,000     Thai Farmers Bank Ltd.                                    1,094,788
                                                                      -----------
                                                                      $30,893,714
                                                                      -----------
              Financial (Diversified) - 2.3%
5,910,000     C & P Homes, Inc.*                                      $   453,453
  269,000     Cheung Kong Holdings Ltd.                                 1,454,523
1,546,000     DBS Land Ltd.                                             1,735,730
3,337,360     HKR International Ltd.                                    1,485,855
    7,106     Industrial Credit & Investment Corp. of India Ltd.           17,215


The accompanying notes are an integral part of these financial statements.   15

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 5/31/98                                   (continued)



Shares                                                                           Value
               Financial (Diversified) - (continued)
   14,400      Nichiei Co., Ltd.                                           $   967,001
    5,100      Shohkoh Fund                                                  1,307,315
   63,000      Sponda OYJ*                                                     406,579
   76,000      Uniao de Bancos Brasileiros SA (G.D.R.)                       2,379,750
  935,000      Wharf Holdings Ltd.                                           1,194,541
                                                                           -----------
                                                                           $11,401,962
                                                                           -----------
               Insurance (Multi-Line) - 0.7%
   19,500      Catalana Occidente SA                                       $ 1,392,214
1,564,800      Malaysian Assurance Alliance Bhd.                             2,258,567
                                                                           -----------
                                                                           $ 3,650,781
                                                                           -----------
               Insurance (Property/Casualty) - 0.4%
  659,180      Reinsurance Australia Corp.                                 $ 1,837,012
                                                                           -----------
               Investment Bank/Brokerage - 0.1%
   61,500      Daewoo Securities Co., Ltd.                                 $   262,604
                                                                           -----------
               Savings & Loan Companies - 0.5%
2,406,000      Hong Leong Finance Ltd.                                     $ 2,600,693
                                                                           -----------
               Total Financial                                             $50,646,766
                                                                           -----------
               Healthcare - 6.9%
               Healthcare (Diversified) - 1.0%
  123,700      Teva Pharmaceutical Industries Ltd. (Sponsored A.D.R.)      $ 5,071,700
                                                                           -----------
               Healthcare (Drugs/Major Pharmaceuticals) - 4.5%
  326,666      Astra AB                                                    $ 6,564,747
   24,400      Fabrica Espanola de Productos Quimicos y Farmaceuticos SA     1,506,988
    2,440      Fabrica Espanola de Productos Quimicos y Farmaceuticos
               SA (New E Shares)*                                              148,123
1,956,400      Medeva Plc                                                    5,617,954
    2,530      Novartis AG                                                   4,281,827
   51,735      Rhone-Poulenc SA                                              2,870,804
  870,000      SkyePharma Plc*                                               1,165,623
  400,000      PT Tempo Scan Pacific                                            11,504
                                                                           -----------
                                                                           $22,167,570
                                                                           -----------
               Healthcare (Medical Products/Supplies) - 1.1%
  196,200      Biora AB*                                                   $ 2,678,652
  194,000      Elbit Medical Imaging Ltd.                                    1,588,375
   86,000      Terumo Corp.                                                  1,300,960
                                                                           -----------
                                                                           $ 5,567,987
                                                                           -----------


16   The accompanying notes are an integral part of these financial statements.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------


Shares                                                                         Value
               Healthcare (Specialized Services) - 0.3%
   79,800      Nobel Biocare                                             $ 1,201,485
                                                                         -----------
               Total Healthcare                                          $34,008,742
                                                                         -----------
               Technology - 12.6%
               Communications Equipment - 4.2%
  178,750      ECI Telecommunications Ltd.                               $ 5,742,344
  109,400      LG Information & Communication                              2,564,973
1,162,251      Nanjing Posts & Telecommunications Equipment Co., Ltd.
               (B Shares)*                                                   431,963
   81,200      Nokia AB                                                    5,375,104
   74,600      Tadiran Ltd. (Sponsored A.D.R.)                             3,002,650
  235,200      Tadiran Telecommunications Ltd.                             3,528,000
                                                                         -----------
                                                                         $20,645,034
                                                                         -----------
               Computers (Networking) - 0.6%
  107,000      Olicom AS*                                                $ 3,069,563
                                                                         -----------
               Computers (Peripherals) - 0.5%
   13,500      Logitech International AG*                                $ 2,040,624
   26,300      Logitech International AG (A.D.R.)*                           384,638
                                                                         -----------
                                                                         $ 2,425,262
                                                                         -----------
               Computers (Software & Services) - 1.4%
   31,000      NIIT Ltd.                                                 $ 1,239,256
   26,000      Pentafour Software & Exports Ltd.                             652,653
   62,000      Pentafour Software & Exports Ltd. (G.D.R.)                  1,240,000
  170,000      Tecnomatix Technologies Ltd.*                               3,856,875
                                                                         -----------
                                                                         $ 6,988,784
                                                                         -----------
               Electronics (Componet Distributors) - 2.9%
   90,000      Elron Electronic Industries Ltd.                          $ 1,530,000
  121,000      GSS Array Technology Public Co., Ltd.*                        404,432
  129,200      Hana Microelectronics Public Co., Ltd.*                       435,038
  854,200      KCE Electronics Public Co., Ltd.*                           4,864,224
   80,200      K.R. Precision Plc*                                           156,865
  154,000      Natsteel Electronics Ltd.*                                    270,385
   84,800      Telefonaktiebolaget LM Ericsson (Series B)                  2,418,282
  945,000      Varitronix International Ltd.                               1,981,707
  510,000      Venture Manufacturing Ltd.                                  1,388,832
  288,000      Vtech Holdings Ltd.                                           934,727
                                                                         -----------
                                                                         $14,384,492
                                                                         -----------


The accompanying notes are an integral part of these financial statements.   17

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 5/31/98                                   (continued)



Shares                                                                  Value
                 Electronics (Instrumentation) - 0.6%
    649,500      Elec & Eltek International Co., Ltd.             $ 2,922,750
                                                                  -----------
                 Electronics (Semiconductors) - 0.9%
     21,500      ARM Holdings Plc*                                $   268,033
     17,800      Austria Micro Systeme International AG*            1,290,073
      9,500      Rohm Co., Ltd.                                       987,797
     56,000      Tokyo Electron Ltd.                                1,779,190
                                                                  -----------
                                                                  $ 4,325,093
                                                                  -----------
                 Equipment (Semiconductor) - 0.7%
  4,712,000      ASM Pacific Technology Ltd.                      $ 3,192,412
                                                                  -----------
                 Services (Computer Systems) - 0.1%
      9,500      Computacenter Plc*                               $   112,535
  1,366,000      Loxley Public Co., Ltd.                              270,562
                                                                  -----------
                                                                  $   383,097
                                                                  -----------
                 Services (Data Processing) - 0.7%
    253,000      Merkantildata ASA                                $ 3,525,594
     24,000      Shinawatra Computer Co., Plc                          81,406
                                                                  -----------
                                                                  $ 3,607,000
                                                                  -----------
                 Total Technology                                 $61,943,487
                                                                  -----------
                 Transportation - 1.2%
                 Airlines - 0.3%
     23,500      Flughafen Wien AG                                $ 1,261,619
    389,000      Modi Luft Ltd.*                                       33,156
                                                                  -----------
                                                                  $ 1,294,775
                                                                  -----------
                 Railways - 0.9%
        526      Great Eastern Shipping Co.                       $       460
    205,548      Stagecoach Holdings Plc                            4,550,695
                                                                  -----------
                                                                  $ 4,551,155
                                                                  -----------
                 Total Transportation                             $ 5,845,930
                                                                  -----------
                 Utilities - 1.8%
                 Electric Companies - 1.4%
      2,300      BSES Ltd.                                        $     9,399
104,250,000      Centrais Electricas Brasileiras SA                 3,462,612
    266,000      Scottish Power Plc                                 2,407,778
    115,900      Shandong Huaneng Power Co., Ltd. (N Shares)
                 (Sponsored A.D.R.)                                   789,569
                                                                  -----------
                                                                  $ 6,669,358
                                                                  -----------


18   The accompanying notes are an integral part of these financial statements.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------


Shares                                                                    Value
                  Natural Gas - 0.4%
    672,000       Fletcher Challenge Energy                        $  2,123,944
                                                                   ------------
                  Total Utilities                                  $  8,793,302
                                                                   ------------
                  Total Common Stocks
                  (Cost $459,156,059)                              $446,453,821
                                                                   ------------
                  RIGHTS & WARRANTS - 0.1%
     10,620       Cemex SA de CV (Series A), 6/18/98*              $          0
     44,722       Companhia Riograndense de Telecomunicacoes,
                  6/2/98*                                                     0
  5,462,500       JG Summit Holding, Inc. (Series B), 6/10/98*           32,132
     78,400       Overseas Union Enterprise Ltd., 6/2/98*                     0
     51,735       Rhone-Poulenc SA, 11/5/01*                            310,427
                                                                   ------------
                  Total Rights & Warrants
                  (Cost $123,734)                                  $    342,559
                                                                   ------------
                  TOTAL INVESTMENT IN SECURITIES
                  (Cost $482,899,389)(a)                           $467,265,284
                                                                   ------------
  Principal
   Amount
                  TEMPORARY CASH INVESTMENT - 4.7%
                  Commercial Paper - 4.7%
$23,126,000       Household Finance Corp., 5.62%, 6/1/98           $ 23,126,000
                                                                   ------------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $23,126,000)                               $ 23,126,000
                                                                   ------------
                  TOTAL INVESTMENT IN SECURITIES AND
                  TEMPORARY CASH INVESTMENT - 100%
                  (Cost $506,025,389)(b)                           $490,391,284
                                                                   ============



  * Non-income producing security.

  + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

The accompanying notes are an integral part of these financial statements.   19

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 5/31/98                                   (continued)

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

    United Kingdom                             12.9%
    Finland                                     6.3
    France                                      5.6
    Netherlands                                 5.6
    Israel                                      5.2
    Brazil                                      5.0
    South Korea                                 4.6
    Germany                                     4.6
    Hong Kong                                   4.5
    Sweden                                      4.3
    Singapore                                   4.1
    India                                       4.0
    Thailand                                    3.2
    Spain                                       3.1
    Malaysia                                    3.0
    Switzerland                                 2.8
    Japan                                       2.8
    Austria                                     2.5
    Italy                                       2.4
    Norway                                      2.3
    Australia                                   2.1
    Belgium                                     1.6
    Philippines                                 1.1
    Denmark                                     1.0
    Czech Republic                              1.0
    Others (Individually less than 1%)          4.4
                                              -----
                                              100.0%
                                              =====


(b) At May 31, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $512,690,107 was as follows:



    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $ 57,741,941
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                       (80,040,764)
                                                                     ------------
    Net unrealized loss                                              $(22,298,823)
                                                                     ============
    Purchases and sales of securities (excluding temporary cash investments)
     for the six months ended May 31, 1998, aggregated $305,409,717 and
     $335,315,634, respectively.


20   The accompanying notes are an integral part of these financial statements.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 BALANCE SHEET 5/31/98


ASSETS:
  Investment in securities, at value (including temporary cash
   investment of $23,126,000) (cost $506,025,389)                        $490,391,284
  Foreign currencies, at value                                              1,599,251
  Receivables -
   Investment securities sold                                               5,695,691
   Fund shares sold                                                           899,183
   Dividends, interest and foreign taxes withheld                           1,878,741
   Forward foreign currency portfolio hedge contracts, open - net             912,597
   Forward foreign currency portfolio hedge contracts, closed - net         2,438,780
                                                                         -------------
    Total assets                                                         $503,815,527
                                                                         -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $  3,646,575
   Fund shares repurchased                                                  3,200,609
   Due to bank                                                                685,755
   Forward foreign currency settlement hedge contracts                         15,786
  Due to affiliates                                                           849,717
  Accrued expenses                                                            305,969
                                                                         -------------
    Total liabilities                                                    $  8,704,411
                                                                         -------------
NET ASSETS:
  Paid-in capital                                                        $502,127,619
  Distributions in excess of net investment income                         (4,853,063)
  Accumulated undistributed net realized gain on
   investments and foreign currency transactions                           12,609,531
  Net unrealized loss on investments                                      (15,634,105)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                   861,134
                                                                         -------------
    Total net assets                                                     $495,111,116
                                                                         =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $403,612,727/19,595,649 shares)                      $      20.60
                                                                         =============
  Class B (based on $82,793,385/4,125,329 shares)                        $      20.07
                                                                         =============
  Class C (based on $8,705,004/438,297 shares)                           $      19.86
                                                                         =============
MAXIMUM OFFERING PRICE:
  Class A                                                                $      21.86
                                                                         =============


The accompanying notes are an integral part of these financial statements.   21

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS

 For the Six Months Ended 5/31/98


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $555,473)     $5,182,730
  Interest (net of foreign taxes withheld of $784)             442,354
                                                            -----------
     Total investment income                                                   $ 5,625,084
                                                                               -----------
EXPENSES:
  Management fees                                           $2,356,765
  Transfer agent fees
   Class A                                                     505,043
   Class B                                                     123,521
   Class C                                                       9,988
  Distribution fees
   Class A                                                     522,271
   Class B                                                     415,061
   Class C                                                      47,096
  Accounting                                                    78,460
  Custodian fees                                               404,879
  Registration fees                                             70,917
  Professional fees                                             64,306
  Printing                                                      65,200
  Fees and expenses of nonaffiliated trustees                    5,597
  Miscellaneous                                                 79,607
                                                            -----------
     Total expenses                                                            $ 4,748,711
     Less fees paid indirectly                                                     (27,364)
                                                                               -----------
     Net expenses                                                              $ 4,721,347
                                                                               -----------
      Net investment income                                                    $   903,737
                                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investments (net of capital gains taxes of $106,066)     $10,564,210
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies        4,946,934         $15,511,144
                                                            -----------        -----------
  Change in net unrealized gain or loss from:
   Investments                                              $25,533,355
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies       (1,398,203)        $24,135,152
                                                            -----------        -----------
  Net gain on investments and foreign currency
   transactions                                                                $39,646,296
                                                                               -----------
  Net increase in net assets resulting from operations                         $40,550,033
                                                                               ===========


22   The accompanying notes are an integral part of these financial statements.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

 For the Six Months Ended 5/31/98 and the Year Ended 11/30/97


                                                               Six Months
                                                                 Ended           Year Ended
                                                                5/31/98           11/30/97
FROM OPERATIONS:
Net investment income                                       $    903,737        $  1,977,409
Net realized gain on investments and foreign currency
  transactions                                                15,511,144          84,256,383
Change in net unrealized gain or loss on investments and
  foreign currency transactions                               24,135,152         (45,193,791)
                                                            ------------        ------------
  Net increase in net assets resulting from operations      $ 40,550,033        $ 41,040,001
                                                            ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($1.15 and $0.26 per share, respectively)          $(19,267,601)       $ (4,209,556)
 Class B ($1.00 and $0.12 per share, respectively)            (3,505,071)           (388,111)
 Class C ($1.03 and $0.24 per share, respectively)              (357,762)            (68,180)
Net realized gain:
 Class A ($3.38 and $1.47 per share, respectively)           (56,482,321)        (23,543,245)
 Class B ($3.38 and $1.47 per share, respectively)           (11,897,358)         (4,472,638)
 Class C ($3.38 and $1.47 per share, respectively)            (1,175,087)           (393,748)
                                                            ------------        ------------
  Total distributions to shareholders                       $(92,685,200)       $(33,075,478)
                                                            ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $173,989,032        $187,745,265
Reinvestment of distributions                                 80,145,353          28,780,975
Cost of shares repurchased                                  (193,201,423)       (192,267,534)
                                                            ------------        ------------
Net increase in net assets resulting from
 fund share transactions                                    $ 60,932,962        $ 24,258,706
                                                            ------------        ------------
Net increase in net assets                                  $  8,797,795        $ 32,223,229
NET ASSETS:
Beginning of period                                          486,313,321         454,090,092
                                                            ------------        ------------
End of period (including (distributions in excess of)
  accumulated undistributed net investment income of
  $(4,853,063) and $17,373,634, respectively)               $495,111,116        $486,313,321
                                                            ============        ============


The accompanying notes are an integral part of these financial statements.   23

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS                              (continued)

 For the Six Months Ended 5/31/98 and the Year Ended 11/30/97


CLASS A                            '98 Shares       '98 Amount       '97 Shares     '97 Amount
Shares sold                         5,262,970    $  109,675,994       5,456,967   $131,194,746
Reinvestment of distributions       3,640,133        66,978,307       1,142,596     24,704,550
Less shares repurchased            (6,029,528)     (126,182,141)     (6,082,244)  (146,346,003)
                                   ----------    --------------      ----------   -------------
  Net increase                      2,873,575    $   50,472,160         517,319   $  9,553,293
                                   ----------    --------------      ----------   -------------
CLASS B
Shares sold                           561,531    $   11,123,315       1,034,695   $ 24,566,818
Reinvestment of distributions         682,292        12,274,442         181,443      3,859,829
Less shares repurchased              (646,175)      (12,827,443)       (705,023)   (16,791,077)
                                   ----------    --------------      ----------   -------------
  Net increase                        597,648    $   10,570,314         511,115   $ 11,635,570
                                   ----------    --------------      ----------   -------------
CLASS C
Shares sold                         2,673,378    $   53,189,723       1,309,647   $ 31,983,701
Reinvestment of distributions          50,202           892,604          10,261        216,596
Less shares repurchased            (2,691,494)      (54,191,839)     (1,179,805)   (29,130,454)
                                   ----------    --------------      ----------   -------------
  Net increase (decrease)              32,086    $     (109,512)        140,103   $  3,069,843
                                   ==========    ==============      ==========   =============

24   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/98


                                                     Six Months
                                                       Ended      Year Ended   Year Ended   Year Ended   Year Ended    4/1/93 to
CLASS A                                               5/31/98     11/30/97      11/30/96     11/30/95    11/30/94(a)  11/30/93(b)

Net asset value, beginning of period               $  23.66        $  23.39     $  21.21     $  21.55     $  20.91      $ 15.00
                                                   --------        --------     --------     --------     --------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                      $   0.10        $   0.13     $   0.10     $  (0.04)    $   0.19      $ (0.03)
 Net realized and unrealized gain on investments
  and foreign currency transactions                    1.37            1.87         2.32         0.80         1.87         5.94
                                                   --------        --------     --------     --------     --------      -------
  Net increase from investment operations          $   1.47        $   2.00     $   2.42     $   0.76     $   2.06      $  5.91
Distributions to shareholders:
 Net investment income                                (1.15)          (0.26)           -            -        (0.03)           -
 Net realized gain                                    (3.38)          (1.47)       (0.24)       (1.10)       (1.39)           -
                                                   --------        --------     --------     --------     --------      -------
Net increase (decrease) in net asset value            (3.06)       $   0.27     $   2.18     $  (0.34)    $   0.64      $  5.91
                                                   --------        --------     --------     --------     --------      -------
Net asset value, end of period                     $  20.60        $  23.66     $  23.39     $  21.21     $  21.55      $ 20.91
                                                   ========        ========     ========     ========     ========      =======
Total return*                                          8.53%           9.28%       11.40%        3.81%       10.03%       39.40%
Ratio of net expenses to average net assets            1.74%**+        1.69%+       1.77%+       2.00%+       1.95%        1.73%**
Ratio of net investment income (loss) to
  average net assets                                   0.49%**+        0.51%+       0.26%+      (0.23)%+      0.84%       (0.48)%**
Portfolio turnover rate                                 126%**          154%         173%         219%         275%         185%**
Average brokerage commission per share             $ 0.0030        $ 0.0034     $ 0.0055            -            -            -
Net assets, end of period (in thousands)           $403,613        $395,572     $378,956     $308,488     $282,033      $86,923
Ratios assuming no waiver of management
  fees and assumption of expenses by PMC
  and no reduction for fees paid indirectly:
 Net expenses                                          1.74%**         1.69%        1.77%        2.00%            -        2.88%**
 Net investment income (loss)                          0.49%**         0.51%        0.26%       (0.23)%           -       (1.63)%**
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                          1.73%**         1.67%        1.76%        1.98%            -           -
 Net investment income (loss)                          0.50%**         0.53%        0.27%       (0.21)%           -           -


 (a) The per share data presented above is based upon the average shares outstanding for the period presented.
 (b) Certain reclassifications have been made to the 1993 balances to conform with the 1994 presentation.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

 The accompanying notes are an integral part of these financial statements.  25

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 5/31/98

                                                      Six Months
                                                        Ended          Year Ended     Year Ended    Year Ended     4/4/94 to
CLASS B                                              5/31/98(a)         11/30/97       11/30/96      11/30/95     11/30/94(a)
Net asset value, beginning of period                   $ 23.09          $ 22.89        $ 20.94        $ 21.45       $ 21.06
                                                       -------          -------        -------        -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                          $ (0.03)         $ (0.06)       $  0.15        $ (0.17)      $  0.06
 Net realized and unrealized gain on investments
  and foreign currency transactions                       1.39             1.85           2.04           0.76          0.33
                                                       -------          -------        -------        -------       -------
  Net increase from investment operations              $  1.36          $  1.79        $  2.19        $  0.59       $  0.39
Distributions to shareholders:
 Net investment income                                  (1.00)            (0.12)             -              -             -
 Net realized gain                                      (3.38)            (1.47)         (0.24)         (1.10)            -
                                                       -------          -------        -------        -------       -------
Net increase (decrease) in net asset value             $ (3.02)         $  0.20        $  1.95        $ (0.51)      $  0.39
                                                       -------          -------        -------        -------       -------
Net asset value, end of period                         $ 20.07          $ 23.09        $ 22.89        $ 20.94       $ 21.45
                                                       =======          =======        =======        =======       =======
Total return*                                             8.08%            8.44%         10.45%          3.00%         1.85%
Ratio of net expenses to average net assets               2.54%**+         2.49%+         2.60%+         2.80%+        3.02%**
Ratio of net investment income (loss) to average
  net assets                                             (0.31)%**+       (0.23)%+       (0.51)%+       (1.04)%+       0.72%**
Portfolio turnover rate                                    126%**           154%           173%           219%          275%
Average brokerage commission per share                 $0.0030          $0.0034        $0.0055              -             -
Net assets, end of period (in thousands)               $82,793          $81,438        $69,056        $34,385       $21,236
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                             2.53%**          2.47%          2.58%          2.77%            -
 Net investment loss                                     (0.30)%**        (0.21)%        (0.49)%        (1.01)%           -


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

26   The accompanying notes are an integral part of these financial statements.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 5/31/98


                                                           Six Months
                                                             Ended            Year Ended         1/31/96 to
CLASS C                                                    5/31/98(a)         11/30/97(a)         11/30/96
Net asset value, beginning of period                         $ 22.90             $ 22.84          $ 22.46
                                                             -------             -------          -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                $ (0.02)            $     -          $  0.02
 Net realized and unrealized gain on investments
   and foreign currency transactions                            1.39                1.77             0.60
                                                             -------             -------          -------
  Net increase from investment operations                    $  1.37             $  1.77          $  0.62
Distributions to shareholders:
 Net investment income                                        (1.03)               (0.24)               -
 Net realized gain                                            (3.38)               (1.47)           (0.24)
                                                             -------             -------          -------
Net increase (decrease) in net asset value                   $ (3.04)            $  0.06          $  0.38
                                                             -------             -------          -------
Net asset value, end of period                               $ 19.86             $ 22.90          $ 22.84
                                                             =======             =======          =======
Total return*                                                   8.24%               8.45%            2.75%
Ratio of net expenses to average net assets                     2.46%**+            2.50%+           2.36%**+
Ratio of net investment income (loss) to average
  net assets                                                   (0.26)%**+          (0.03)%+          0.13%**+
Portfolio turnover rate                                          126%**              154%             173%
Average brokerage commission per share                       $0.0030             $0.0034          $0.0055
Net assets, end of period (in thousands)                     $ 8,705             $ 9,303          $ 6,078
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   2.44%**             2.47%            2.31%**
 Net investment income (loss)                                  (0.24)%**            0.00%            0.18%**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   27

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 5/31/98

1. Organization and Significant Accounting Policies

Pioneer International Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net

 Pioneer International Growth Fund
--------------------------------------------------------------------------------

   of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 5/31/98                             (continued)

   gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see
   Note 6).

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the six months ended May 31, 1998, the Fund incurred $106,066 in capital gains taxes on the sale of certain foreign securities.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $144,796 in underwriting commissions on the sale of fund shares during the six months ended May 31, 1998.

F. Class Allocations

   Distribution fees are calculated based on the average daily net assets

 Pioneer International Growth Fund
--------------------------------------------------------------------------------

   attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 1998, $430,539 was payable to PMC related to management fees and certain other expenses.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $157,447 in transfer agent fees payable to PSC at May 31, 1998.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 5/31/98                             (continued)

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $261,731 in distribution fees payable to PFD at May 31, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 1998, CDSCs in the amount of $103,911 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 1998, the Fund's expenses were reduced by $27,364 under such arrangements.

6. Forward Foreign Currency Contracts

At May 31, 1998, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at May 31, 1998 were as follows:

 Pioneer International Growth Fund
--------------------------------------------------------------------------------


                Contracts     In Exchange     Settlement                      Net Unrealized
 Currency      to Deliver         For            Date            Value         Gain (Loss)
--------------------------------------------------------------------------------------------
  GBP         15,527,982     $25,000,000     11/19/98       $25,153,033        $ (153,033)
  HKD         92,563,800      11,476,155     10/23/98        11,776,059          (299,904)
  HKD         52,929,500       6,500,000      2/12/99         6,644,822          (144,822)
  JPY        614,310,000       5,139,360      1/28/99         4,591,353           548,007
  MYR         60,575,500      15,100,622     10/29/98        14,736,444           364,178
  MYR         18,650,000       5,000,000      2/18/99         4,401,829           598,171
                             -----------                    -----------        ----------
                             $68,216,137                    $67,303,540        $  912,597
                             ===========                    ===========        ==========



Included in accumulated net realized gain on investments and foreign currency transactions is $2,438,780, which represents the realized gain on closed but unsettled portfolio hedges totaling $93,201,837.

At May 31, 1998, the gross forward currency settlement contracts receivable and payable were $276,109 and $291,895 respectively, resulting in a net payable of $15,786.

7. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the period from April 14, 1998 through May 31, 1998 was $751,798. The average daily shares outstanding during the period were 24,597,394, resulting in an average borrowing per share of $0.03. The related weighted average annualized interest rate for the period was 5.86%, and the total interest expense on such borrowings was $5,878.

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 5/31/98                             (continued)

8. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of May 31, 1998:



                                                              Dividend
         Affiliates              Purchases        Sales        Income        Value
-----------------------------------------------------------------------------------
  London Sumatra Indonesia     $        -      $563,881      $  -        $2,322,513
  Net Holding AS                2,607,917             -         -         2,688,395
                               ------------    --------      ---------   ----------
                               $2,607,917      $563,881      $  -        $5,010,908
                               ============    ========      =========   ==========

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer International Growth
Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer International Growth Fund as of May 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Growth Fund as of May 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
July 8, 1998

 Pioneer International Growth Fund
--------------------------------------------------------------------------------
 TRUSTEES, OFFICERS AND SERVICE PROVIDERS


Trustees                           Officers
John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
Mary K. Bush                        President
Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice President
Margaret B.W. Graham               Norman Kurland, Vice President
John W. Kendrick                   William H. Keough, Treasurer
Marguerite A. Piret                Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop



Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

 RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------
Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)
IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small-business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans
401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.



Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com



This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO]




Pioneer Funds Distributor, Inc.
60 State Street                       0798-5324
Boston, Massachusetts 02109           (C) Pioneer Funds Distributor, Inc.
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